Exhibit 10.1

EXECUTION COPY

COLLATERAL AGENCY AGREEMENT, dated as of July 27, 2017, by and among WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Secured Noteholder Parties (as defined below) (in such capacity, together with its successors and assigns, the “Notes Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (as defined below), HOVNANIAN ENTERPRISES, INC. (“Hovnanian”), K. HOVNANIAN ENTERPRISES, INC. (the “Company”), and each of the signatories listed on Schedule A hereto (Hovnanian, the Company and such signatories, collectively, the “Grantors”).

WHEREAS, the Grantors, the Notes Collateral Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee for the Secured Notes (in such capacity, the “Trustee”) are, concurrently herewith, entering into that certain Indenture, dated as of the date hereof (as amended, supplemented or otherwise modified to the date hereof and as thereafter amended, supplemented or otherwise modified from time to time, the “Indenture”) pursuant to which the Company is issuing its 10.000% Senior Secured Notes due 2022 (the “10.000% Secured Notes”) and its 10.500% Senior Secured Notes due 2024 (the “10.500% Secured Notes” and together with the 10.000% Secured Notes, the “Secured Notes”);

WHEREAS, concurrently with the consummation of the transactions contemplated by the Indenture, the Grantors, the Notes Collateral Agent and the Collateral Agent are entering into this Agreement to provide that the Collateral Agent shall act as the Junior Joint Collateral Agent under, and as defined in, the Intercreditor Agreement (as defined below);

WHEREAS, concurrently with the execution of the Indenture and this Agreement, Hovnanian, the Company and the other Grantors party thereto are entering into that certain Security Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified to the date hereof and from time to time hereafter, the “Security Agreement”) pursuant to which Hovnanian, the Company and the other Grantors party thereto are granting to the Collateral Agent, for the benefit of the Secured Noteholder Parties, Liens on the Collateral under, and as defined in, the Security Agreement;

WHEREAS, concurrently with the execution of the Indenture and this Agreement, Hovnanian, the Company and the other Grantors party thereto are also entering into that certain Pledge Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified to the date hereof and from time to time hereafter, the “Pledge Agreement”) pursuant to which Hovnanian, the Company and the other Grantors are granting to the Collateral Agent, for the benefit of the Secured Noteholder Parties, Liens on the Pledged Collateral under, and as defined in, the Pledge Agreement;

WHEREAS, the Liens granted pursuant to the Security Agreement, the Pledge Agreement and all other Junior Collateral Documents (as defined in the Intercreditor Agreement) are subject to that certain Amended and Restated Intercreditor Agreement, dated as of September 8, 2016, (as amended, amended and restated, supplemented or otherwise modified from time to time, including as supplemented by the Intercreditor Agreement Joinder (as defined below), the “Intercreditor Agreement”) among Hovnanian, the Company, the other Grantors from time to time party thereto, Wilmington Trust, National Association, as Senior Credit Agreement Administrative Agent (as defined therein) under the Senior Credit Agreement Documents (as defined therein), Wilmington Trust, National Association, as the Mortgage Tax Collateral Agent (as defined therein) and the other parties party thereto.

WHEREAS, concurrently herewith, Hovnanian, the Company, the other Grantors party thereto, the Trustee, the Notes Collateral Agent, the Collateral Agent, the Senior Credit Agreement Administrative Agent and the Mortgage Tax Collateral Agent are entering into a joinder to the Intercreditor Agreement dated the date hereof (the “Intercreditor Agreement Joinder”).

NOW THEREFORE, the parties hereto desire to memorialize the foregoing and, accordingly, hereby agree as follows:

Article 1
Defined Terms

Section 1.01. Definitions. Capitalized terms not otherwise defined herein or specified as being defined in a specific agreement or instrument shall have the meanings set forth in the Intercreditor Agreement, and the following terms shall have the following meanings:

“Agreement” means this Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Additional Authorized Representative” means any agent or trustee for, or other representative of, the lenders or holders of any Future Second-Lien Indebtedness.

“Additional Pari Passu Debt Documents” means, collectively, the Junior Documents in respect of any Future Second-Lien Indebtedness.

“Additional Pari Passu Debt” means, subject to Article 3, any Future Second-Lien Indebtedness.

“Additional Pari Passu Secured Parties” means, at any time, subject to Article 3, the Junior Creditors in respect of Future Second-Lien Indebtedness.

“Applicable Authorized Representative” means at any time (a) until the occurrence of the Non-Controlling Authorized Representative Enforcement Date, the Authorized Representative of a Series of Secured Obligations, the aggregate principal amount of which exceeds the aggregate principal amount of each other Series of Secured Obligations and (b) from and after the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.

“Authorized Representatives” means collectively, the Trustee and each Additional Authorized Representative.

“Collateral” means the Junior Collateral.

“Collateral Agent” means Wilmington Trust, National Association, in its capacity as joint collateral agent (together with its successors and assigns) for the Secured Parties under the Junior Collateral Documents and the Intercreditor Agreement pursuant to the appointment in Section 2.01 hereof.

“Collateral Agency Joinder” means a joinder agreement substantially in the form of Exhibit A.

“Controlling Secured Parties” means, at any time with respect to any Collateral, the Secured Parties of the same Series as the Authorized Representative that is the Applicable Authorized Representative with respect to such Collateral at such time.

“Event of Default” means an Event of Default as defined in the Indenture (with respect to either or both issuances of Secured Notes) and/or any Additional Pari Passu Debt Document.

“Indenture” has the meaning specified in the recitals.

“Intercreditor Agreement Joinder” has the meaning specified in the recitals.

“Major Non-Controlling Authorized Representative” means, the Authorized Representative of the Series of the Secured Obligations (other than the Secured Obligations of the Controlling Secured Parties), the aggregate principal amount of which exceeds the aggregate principal amount of Secured Obligations of each other Series of Secured Obligations (other than the Secured Obligations of the Controlling Secured Parties). For purposes of this definition, the Secured Notes shall be treated as a single Series of Secured Obligations.

“Non-Controlling Authorized Representative” means, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to the Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, the date that is 180 days (throughout which 180-day period a Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative and not the Applicable Authorized Representative with respect to the Collateral) after both (a) an Event of Default and (b) the Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative, which notice has not been withdrawn or revoked within such 180-day period, certifying that (i) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative with respect to the Collateral and that an Event of Default has occurred and is continuing and (ii) the Secured Obligations with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) or in the case of the Secured Notes, at least one issuance thereof for which clause (i) has been satisfied, is currently due and payable in full, in accordance with the terms of the applicable Indenture and/or Additional Pari Passu Debt Documents; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur (and shall be deemed not to have occurred for all purposes) with respect to the Collateral (A) at any time the Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to such Collateral (or the Applicable Authorized Representative shall have instructed the Collateral Agent to do the same) or (B) at any time the Grantor that has granted a security interest in such Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Notice of Event of Default” means a direction in writing delivered to the Collateral Agent by or with the written consent of the Applicable Authorized Representative notifying the Collateral Agent of an Event of Default under the applicable Junior Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Interest” means any interest or entitlement to fees or other expenses or other charges that accrues after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable in any such Insolvency or Liquidation Proceeding.

“Required Controlling Secured Parties” means, at any time with respect to the Collateral, such requisite percentage or number of Controlling Secured Parties as set forth in the applicable Junior Documents or if no such requisite percentage or number of Controlling Secured Parties is set forth in the applicable Junior Document, the Controlling Secured Parties owed or holding more than 50% of the aggregate principal amount of Indebtedness constituting Secured Obligations of all Controlling Secured Parties, at such time.

“Secured Noteholder Parties” means all Junior Creditors in respect of the Secured Notes, including the holders of the Secured Notes and all Obligations with respect thereto (including the Notes Collateral Agent, the Collateral Agent and the Trustee).

“Secured Obligations” means all Junior Claims.

“Secured Parties” means all Junior Creditors, including the Secured Noteholder Parties and the Additional Pari Passu Secured Parties.

“Series” means, (a) when used in reference to the Secured Obligations, the Junior Claims in respect of the Secured Notes, the Junior Claims in respect of the Additional Pari Passu Debt or both; provided that the Junior Claims in respect of the Secured Notes shall be considered a single Series for purposes of this Agreement and (b) when used in reference to the Secured Parties, the Secured Noteholder Parties, the Additional Pari Passu Secured Parties or both, as applicable; provided that the Secured Noteholder Parties shall be considered a single Series for purposes of this Agreement.

Section 1.01. Certain Other Terms.

(a)     The words “herein,” “hereof,” “hereto” and “hereunder” and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(b)     References herein to an Exhibit, Article, Section, subsection or clause refer to the appropriate Exhibit, or Article, Section, subsection or clause in, this Agreement.

(c)     The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(d)    Any reference in this Agreement to the Security Agreement, the Pledge Agreement and the other Junior Collateral Documents shall include all appendices, exhibits and schedules to such Security Agreement, Pledge Agreement and the other Junior Collateral Documents, and all amendments, restatements, amendments and restatements, supplements or other modifications thereto entered into concurrently and in connection with the consummation of the transactions contemplated by the Indenture or from time to time thereafter.

Article 2
The Collateral Agent

Section 2.01. Appointment of Junior Joint Collateral Agent

(i)     The Company, the Noteholder Collateral Agent (pursuant to the authorizations set forth in the Indenture), for itself and on behalf of each Secured Noteholder Party, and each Additional Authorized Representative, for itself and on behalf of each Additional Pari Passu Secured Party represented by it, hereby appoints Wilmington Trust, National Association to act as joint collateral agent for the benefit of the Secured Parties under the Junior Collateral Documents and shall be the Junior Joint Collateral Agent under the Intercreditor Agreement. Wilmington Trust, National Association, in its capacity as the Collateral Agent hereby accepts and agrees to act as joint collateral agent for benefit of the Secured Parties under the Junior Collateral Documents and to be the Junior Joint Collateral Agent under the Intercreditor Agreement. The Collateral Agent hereby further agrees to hold, for the benefit of all present and future Secured Parties, all of each Grantor’s right, title and interest in, to and under the Collateral for the benefit of all present and future Secured Parties, together with all of the Collateral Agent’s right, title and interest in, to and under the Security Agreement, the Pledge Agreement, the other Junior Collateral Documents, the Intercreditor Agreement and all interests, rights, powers and remedies of the Collateral Agent thereunder or in respect thereof and all cash and non-cash proceeds thereof constituting Collateral.

(ii)     Each of the Notes Collateral Agent, for itself and pursuant to the authorizations set forth in the Indenture, on behalf of each Secured Noteholder Party and each Additional Authorized Representative, for itself and on behalf of each Additional Pari Passu Secured Party represented by it, acknowledges and agrees that, pursuant to the Junior Collateral Documents, each of the Grantors has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all such Grantor’s rights, title and interest in, to and under the Collateral to secure the payment and performance of all present and future Secured Obligations. Each of the Notes Collateral Agent, for itself and pursuant to the authorizations set forth in the Indenture, on behalf of each Secured Noteholder Party and each Additional Authorized Representative, for itself and on behalf of each Additional Pari Passu Secured Party represented by it, acknowledges and agrees that, pursuant to the Junior Collateral Documents, the aforementioned security interest granted to the Collateral Agent, for the benefit of the Secured Parties, shall for all purposes and at all times secure the Secured Obligations on an equal and ratable basis.

(iii)     The parties to this Agreement further covenant and agree that the Collateral will be held and distributed among the Secured Parties by the Collateral Agent in accordance with the terms of this Agreement.

Section 2.02. Enforcement of Collateral by Collateral Agent.

(a)     If the Collateral Agent at any time receives a Notice of Event of Default, the Collateral Agent shall within five (5) Business Days thereafter, notify the Company, the Notes Collateral Agent and each Additional Authorized Representative (if any) of such receipt. Upon receipt of any written directions pursuant to Section 2.02(c), the Collateral Agent shall within five (5) Business Days thereafter, send a copy thereof to the Company, the Notes Collateral Agent and each Additional Authorized Representative (if any).

(b)     If an Event of Default shall have occurred and be continuing and if the Collateral Agent shall have received a Notice of Event of Default with respect thereto which has not been withdrawn in a writing delivered to the Collateral Agent by the Applicable Authorized Representative and subject to the provisions of the Intercreditor Agreement and, in the case of Collateral securing Permitted Liens (as defined in the Indenture and any Additional Pari Passu Debt Document), applicable law and the terms of the agreements governing such Permitted Liens, the Collateral Agent may exercise the rights and remedies provided in this Agreement, the Intercreditor Agreement and the other Junior Collateral Documents.

(c)     Subject to Section 2.02(d), if an Event of Default shall have occurred and be continuing and if the Collateral Agent shall have received a Notice of Event of Default with respect thereto, subject to the provisions of the Intercreditor Agreement, the Applicable Authorized Representative shall have the right, by an instrument in writing executed by the Applicable Authorized Representative and delivered to the Collateral Agent, to direct the time, method and place of (x) conducting any proceeding for any right or remedy available to the Collateral Agent, or (y) exercising any power conferred on the Collateral Agent. It is understood and agreed that the Applicable Authorized Representative shall (x) deliver any written instruction that is contemplated to be delivered to the Collateral Agent hereunder, and shall take or refrain from taking any action that is contemplated to be taken, by the Applicable Authorized Representative upon receipt of approval or direction thereof from the Required Controlling Secured Parties (to the extent required by the terms of the applicable Junior Collateral Documents) and (y) upon receipt of confirmation satisfactory to the Applicable Authorized Representative that such Event of Default is no longer continuing, withdraw in a writing delivered by it to the Collateral Agent any Notice of Event of Default previously delivered by it to the Collateral Agent in respect of such Event of Default.

(d)     The Collateral Agent shall not be obligated to follow any written directions received pursuant to Section 2.02(c) to the extent such written directions are known by the Collateral Agent to be in conflict with any provisions of law or if the Collateral Agent shall have received advice from independent counsel to the effect that following such written directions would result in a breach of a provision or covenant contained in the Intercreditor Agreement, the Indenture or any Additional Pari Passu Debt Document or impose individual liability on the Collateral Agent.

(e)     Nothing in this Section 2.02 shall impair the right of the Collateral Agent in its discretion to take or omit to take any action deemed proper by the Collateral Agent and which action or omission is not inconsistent with the Intercreditor Agreement or the direction of the Secured Parties entitled to direct the Collateral Agent pursuant to this Section 2.02; provided, however, that the Collateral Agent shall not be under any obligation to take any action that is discretionary with the Collateral Agent under the provisions of this Agreement, under the Intercreditor Agreement or under any Junior Collateral Document.

(f)     The Collateral Agent shall be under no obligation to take any action toward the enforcement of this Agreement, whether on its own motion or on the request of any other Person, which in the opinion of the Collateral Agent may involve loss, liability or expense to it, unless the Company or one or more Secured Parties shall offer and furnish security or indemnity, reasonably satisfactory to the Collateral Agent, against such loss, liability and expense to the Collateral Agent.

Section 2.03. Application of Proceeds by Collateral Agent/Priority of Claims. Subject to the requirements of the Intercreditor Agreement, the Collateral Agent shall cause all Proceeds of the Collateral (in the form of cash or otherwise) received by it pursuant to an enforcement of Liens and security interests in accordance with Section 2.02 or otherwise, to be applied as follows:

FIRST, ratably to the payment of all costs and expenses owing to the Collateral Agent and each Authorized Representative in respect of the Secured Obligations, their agents, attorneys and counsel, and all other expenses and liabilities incurred and advances made pursuant to the Junior Documents except as a result of their negligence or willful misconduct;

SECOND, to the payment in full of the Secured Obligations ratably in respect of the Secured Obligations in respect of each Series of Secured Obligations based upon the amount thereof outstanding on the date of such application, to be applied by the applicable Authorized Representative in accordance with the respective Junior Documents; and

THIRD, after payment in full of all of the Obligations in respect of each Series of Secured Obligations, to the Grantors or their successors or assigns, as their interests may appear, or as a court of competent jurisdiction may direct.

Section 2.04.     Prohibition on Contesting Liens. (a) Each Secured Party agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Section 2.04(a) shall be construed to prevent or impair the rights of any collateral agent to enforce this Agreement.

(b) Notwithstanding the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens securing any Series of Secured Obligations granted on the Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Junior Documents or any defect or deficiencies in the Liens securing the Secured Obligations of any Series granted on the Collateral or any other circumstance whatsoever, each Secured Party hereby agrees that the Liens securing each Series of Secured Obligations on any Collateral shall be of equal priority.

Section 2.05.      Acknowledgments. Nothing set forth in this Agreement is intended to limit, or shall limit, any right or remedy that any Secured Party may have in its capacity as a creditor in any Insolvency or Liquidation Proceeding.

Section 2.06.      Duties of Collateral Agent. The Collateral Agent shall not have any duties or obligations except those expressly set forth herein or in the Junior Collateral Documents to which it is a party (in its capacity as Collateral Agent) or in the Intercreditor Agreement.

Section 2.07.    Successor Agent. (a) The Collateral Agent or any successor Collateral Agent may resign at any time by giving at least 30 days’ prior written notice of resignation to the Company and each Authorized Representative, such resignation to be effective on the later of (a) the date specified in such notice and (b) the date on which a replacement agent acceptable to each Authorized Representative, and, to the extent no Event of Default exists under the Junior Documents, the Company, is appointed to act as Collateral Agent hereunder. If no such successor is appointed within such 30 day period, the Collateral Agent may petition a court of competent jurisdiction for the appointment of a successor.

(b) Any entity into which the Collateral Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Collateral Agent is a party shall automatically succeed to all of the rights and obligations of the Collateral Agent hereunder without further action on the part of any of the parties hereto. Such surviving or succeeding entity (if other than the Collateral Agent) shall (a) forthwith deliver to each of the collateral agents and the Company written notice of such succession to the rights and obligations of the Collateral Agent hereunder and under the Junior Documents and an executed assignment and assumption of the Collateral Agent’s rights and duties hereunder and (b) cooperate with the Company in continuing or maintaining perfection of the lien and security interest in respect of the Collateral.

Section 2.08.    Recording of Liens. Each of the Secured Parties agrees that each filing and recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any such party in the name of Wilmington Trust, National Association, as Collateral Agent, or similar name in respect of the Secured Obligations, is also a filing and recordation in favor and for the benefit of each Authorized Representative and each Series of Secured Parties and that the references to Wilmington Trust, National Association, as Collateral Agent (or similar representative name in respect of the Secured Obligations) in each such filing is a reference to the Collateral Agent, acting as representative for each Authorized Representative and each Series of Secured Parties.

Section 2.09.     Joinder to Intercreditor Agreement. By their entry into this Agreement, each of the Authorized Representatives on behalf of themselves and each holder of Secured Obligations, (a) consents to the entry into the Intercreditor Agreement Joinder by the Collateral Agent, (b) irrevocably authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent in the Intercreditor Agreement and the Junior Collateral Documents, together with such actions and powers as are reasonably incidental thereto, and authorizes the Collateral Agent to execute any Junior Collateral Documents on behalf of all holders of Secured Obligations and to take such other actions to maintain and preserve the security interests granted pursuant to any Junior Collateral Documents and (c) agrees to be bound by the terms and provisions of such Intercreditor Agreement to the extent any Secured Obligations remain outstanding.

Article 3

Additional Pari Passu Debt

(a)     The Collateral Agent will act as agent hereunder for, and perform its duties set forth in this Agreement on behalf of, each holder of Secured Obligations in respect of Future Second Lien Indebtedness that is issued or incurred after the date hereof that signs, through its designated Additional Authorized Representative identified pursuant to Section 3(b), a Collateral Agency Joinder and delivers the same to the Company, the Collateral Agent and each other Authorized Representative.

(b)     The Company or one or more other Grantors may designate as an additional holder of Secured Obligations hereunder the holders, lenders, agents and Additional Authorized Representatives, as applicable, in respect of such Additional Pari Passu Debt, in each case only to the extent such designation is made by the Company in accordance with the following sentence and only to the extent such incurrence is not prohibited by any Junior Document or any Senior Document. To effect any such designation the Company shall deliver to the Collateral Agent (with copies to the Trustee and each other Authorized Representative), each of the following:

(i)      on or prior to the date on which such Additional Pari Passu Debt is incurred, an Officers’ Certificate (as defined in the Indenture) stating that the applicable Grantors intend to incur such Additional Pari Passu Debt, and certifying that (1) such incurrence is not prohibited by and would not result in any default under any Junior Document, Senior Document or then existing Additional Pari Passu Debt Documents (other than any incurrence of Secured Obligations that would simultaneously repay all Secured Obligations of any Series or obligations under the Senior Documents, as applicable, under the Junior Documents of such Series or the Senior Documents, as applicable, under which such default would arise); (2) the Company and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded), or intends to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations, if any, reasonably necessary to ensure that such Additional Pari Passu Debt is secured by the Collateral to the extent required by the Junior Collateral Documents and in accordance with this Agreement, the Intercreditor Agreement and the other Junior Collateral Documents; and (3) all covenants and conditions precedent to the execution and delivery by the Collateral Agent of such Collateral Agency Joinder under the Junior Collateral Documents have been complied with;

(ii)       a written notice specifying the name and address of the Additional Authorized Representative in respect of such Additional Pari Passu Debt for purposes of Section 4.01; and

(iii)     a copy of the Collateral Agency Joinder, executed by the applicable Additional Authorized Representative (on behalf of each Additional Pari Passu Secured Party represented by it).

Article 4

Miscellaneous

Section 4.01.   Notices, etc. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be delivered in accordance with the Intercreditor Agreement.

Section 4.02.   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the respective successors and permitted assigns of the parties hereto.

Section 4.03.  Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be governed by and interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

Section 4.04.  Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in the Intercreditor Agreement. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

Section 4.05.  Amendments. This Agreement may not be modified or amended, or any provision thereof waived, except as otherwise set forth in Article 3 or in a writing signed by all the parties to this Agreement.

Section 4.06.  Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

This Agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one instrument. If any term of this Agreement or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Agreement or any other application of such term shall in no way be affected thereby.

Section 4.07.   Collateral Agent’s rights, benefits, etc. (a) Wilmington Trust, National Association is entering into this Agreement in its capacity as Collateral Agent hereunder and as Notes Collateral Agent pursuant to the authorization set forth in Article XI of the Indenture. In acting as Notes Collateral Agent and in acting as Collateral Agent hereunder, Wilmington Trust, National Association shall be entitled to the rights, benefits, protections, indemnities and immunities granted to the Notes Collateral Agent set forth in the Junior Documents (to which the Collateral Agent is a party) in respect of the Indenture and its role as Notes Collateral Agent.

(b) [Reserved].

(c) The permissive authorizations, entitlements, powers and rights granted to each of the Collateral Agent herein shall not be construed as duties. Any exercise of discretion on behalf of the of the Collateral Agent shall be exercised in accordance with the terms of the Junior Documents.

(d) None of the collateral agents hereunder make any representation and have no responsibility as to the validity or sufficiency of this Agreement or the sufficiency of the Collateral.

(e) Notwithstanding anything herein to the contrary, none of the collateral agents hereunder shall have any duty to (i) file or prepare any financing or continuation statements or record any documents or instruments in any public office for purposes of creating, perfecting or maintaining any lien or security interest created hereunder or under the Junior Collateral Documents; (ii) take any necessary steps to preserve rights against any parties with respect to any Collateral; or (iii) take any action to protect against any diminution in value of the Collateral, except, in each case, as otherwise expressly provided in this Agreement and the Junior Documents (to which the applicable collateral agent is a party), with respect to the safe custody of any Collateral in its physical possession and the release of any liens only in accordance with the terms of the Junior Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Notes Collateral Agent

By:	/s/ John T. Needham, Jr.
Name: John T. Needham, Jr.
Title: Vice President

[Signature Page to Collateral Agency Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent under the Junior Collateral Documents

By:	/s/ John T. Needham, Jr.
Name: John T. Needham, Jr.
Title: Vice President

[Signature Page to Collateral Agency Agreement]

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name: Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

K. HOV IP, II, INC.

By:	/s/ J. Brad O’Connor
Name: Brad O’ Connor
Title: Authorized officer

On behalf of each other entity named in Schedule A hereto

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Authorized Officer

[Signature Page to Collateral Agency Agreement]

SCHEDULE A

Arbor Trails, LLC

Builder Services NJ, L.L.C.

Builder Services PA, L.L.C.

Eastern National Title Agency, LLC

Eastern Title Agency of Illinois, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

Founders Title Agency of Maryland, L.L.C.

FOUNDERS TITLE AGENCY, INC.

Glenrise Grove, L.L.C.

Governor's Abstract Co., Inc.

Homebuyers Financial Services, L.L.C.

HOVNANIAN Developments OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

Hovnanian Land Investment Group of Maryland, L.L.C.

Hovnanian Land Investment Group, L.L.C.

K Hovnanian Homes at Maxwell Place, L.L.C.

K. HOV IP, II, Inc.

K. Hovnanian Aberdeen, LLC

K. Hovnanian Acquisitions, Inc.

K. Hovnanian at 240 Missouri, LLC

K. Hovnanian at 4S, LLC

K. Hovnanian at Aire on McDowell, LLC

K. Hovnanian at Aliso, LLC

K. Hovnanian at Allentown, L.L.C.

K. Hovnanian at Andalusia, LLC

K. Hovnanian at Asbury Park Urban Renewal, LLC

K. Hovnanian at Ashby Place, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. Hovnanian at Bakersfield 463, L.L.C.

K. Hovnanian at Barnegat I, L.L.C.

K. Hovnanian at Barnegat II, L.L.C.

K. Hovnanian at Beacon Park Area 129 II, LLC

K. Hovnanian at Beacon Park Area 129, LLC

K. Hovnanian at Beacon Park Area 137, LLC

K. Hovnanian at Bella Lago, LLC

K. Hovnanian at Blackstone, LLC

K. Hovnanian at Boca Dunes, LLC

K. Hovnanian at Branchburg II, LLC

K. Hovnanian at Branchburg, L.L.C.

K. Hovnanian at Branchburg-Vollers, LLC

K. Hovnanian at Brenford Station, LLC

K. Hovnanian at Bridgeport, Inc.

K. Hovnanian at Bridgewater I, L.L.C.

K. Hovnanian at Bridgewater II, LLC

Schedule A-1

K. Hovnanian at Burch Kove, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. Hovnanian at Carlsbad, LLC

K. Hovnanian at Catania, LLC

K. Hovnanian at Caton's Reserve, LLC

K. Hovnanian at Cedar Grove III, L.L.C.

K. Hovnanian at Cedar Grove Urban Renewal, LLC

K. Hovnanian at Cedar Lane, LLC

K. Hovnanian at Charter Way, LLC

K. Hovnanian at Chesterfield, L.L.C.

K. Hovnanian at Christina Court, LLC

K. Hovnanian at Cielo, L.L.C.

K. Hovnanian at Coastline, L.L.C.

K. Hovnanian at Coosaw Point, LLC

K. Hovnanian at Coral Lago, LLC

K. Hovnanian at Cortez Hill, LLC

K. Hovnanian at Denville, L.L.C.

K. Hovnanian at Deptford Township, L.L.C.

K. Hovnanian at Doylestown, LLC

K. Hovnanian at Dunellen Urban Renewal, LLC

K. Hovnanian at East Brandywine, L.L.C.

K. Hovnanian at East Brunswick III, LLC

K. Hovnanian at East Brunswick, LLC

K. Hovnanian at East Windsor, LLC

K. Hovnanian at Eden Terrace, L.L.C.

K. Hovnanian at Edgewater II, L.L.C.

K. Hovnanian at Edgewater, L.L.C.

K. Hovnanian at Egg Harbor Township II, L.L.C.

K. Hovnanian at Egg Harbor Township, L.L.C.

K. Hovnanian at El Dorado Ranch II, L.L.C.

K. Hovnanian at El Dorado Ranch, L.L.C.

K. Hovnanian at Estates at Wheatlands, LLC

K. Hovnanian at Evergreen, L.L.C.

K. Hovnanian at Fairfield Ridge, LLC

K. Hovnanian at Fiddyment Ranch, LLC

K. Hovnanian at Fifth Avenue, L.L.C.

K. Hovnanian at Florence I, L.L.C.

K. Hovnanian at Florence II, L.L.C.

K. Hovnanian at Forest Meadows, L.L.C.

K. Hovnanian at Fox Path at Hampton Lake, LLC

K. Hovnanian at Franklin II, L.L.C.

K. Hovnanian at Franklin, L.L.C.

K. Hovnanian at Freehold Township III, LLC

K. Hovnanian at Fresno, LLC

K. Hovnanian at Gallery, LLC

Schedule A-2

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. Hovnanian at Gilroy 60, LLC

K. Hovnanian at Gilroy, LLC

K. Hovnanian at Great Notch, L.L.C.

K. Hovnanian at Hackettstown II, L.L.C.

K. Hovnanian at Hampton Cove, LLC

K. Hovnanian at Hampton Lake, LLC

K. Hovnanian at Hanover Estates, LLC

K. Hovnanian at Hershey's Mill, Inc.

K. Hovnanian at Hidden Brook, LLC

K. Hovnanian at Hillsborough, LLC

K. Hovnanian at Hilltop Reserve II, LLC

K. Hovnanian at Hilltop Reserve, LLC

K. Hovnanian at Howell Fort Plains, LLC

K. Hovnanian at Howell II, LLC

K. Hovnanian at Howell, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. Hovnanian at Huntfield, LLC

K. Hovnanian at Indian Wells, LLC

K. Hovnanian at Island Lake, LLC

K. Hovnanian at Jackson I, L.L.C.

K. Hovnanian at Jackson, L.L.C.

K. Hovnanian at Jaeger Ranch, LLC

K. Hovnanian at Jersey City IV, L.L.C.

K. Hovnanian at Keyport, L.L.C.

K. Hovnanian at La Costa Greens, L.L.C.

K. Hovnanian at La Laguna, L.L.C.

K. Hovnanian at Lake Burden, LLC

K. Hovnanian at Lake LeClare, LLC

K. Hovnanian at Lake Rancho Viejo, LLC

K. Hovnanian at Lake Ridge Estates, LLC

K. Hovnanian at Lake Terrapin, L.L.C.

K. Hovnanian at Lee Square, L.L.C.

K. Hovnanian at Lenah Woods, LLC

K. Hovnanian at Lily Orchard, LLC

K. Hovnanian at Link Farm, LLC

K. Hovnanian at Little Egg Harbor Township II, L.L.C.

K. Hovnanian at Little Egg Harbor, L.L.C

K. Hovnanian at Lower Macungie Township I, L.L.C.

K. Hovnanian at Lower Macungie Township II, L.L.C.

K. Hovnanian at Lower Makefield Township I, L.L.C.

K. Hovnanian at Lower Moreland II, L.L.C.

K. Hovnanian at Magnolia Place, LLC

K. Hovnanian at Mahwah VI, Inc.

K. Hovnanian at Main Street Square, LLC

K. Hovnanian at Malan Park, L.L.C.

Schedule A-3

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. Hovnanian at Manalapan III, L.L.C.

K. Hovnanian at Manalapan V, LLC

K. Hovnanian at Manalapan VI, LLC

K. Hovnanian at Mansfield II, L.L.C.

K. Hovnanian at Manteca, LLC

K. Hovnanian at Maple Avenue, L.L.C.

K. Hovnanian at Marlboro IX, LLC

K. Hovnanian at Marlboro Township IX, L.L.C.

K. Hovnanian at Marlboro Township V, L.L.C.

K. Hovnanian at Marlboro VI, L.L.C.

K. Hovnanian at Marple, LLC

K. Hovnanian at Meadowridge Villas, LLC

K. Hovnanian at Melanie Meadows, LLC

K. Hovnanian at Mendham Township, L.L.C.

K. Hovnanian at Middle Township II, L.L.C.

K. Hovnanian at Middle Township, L.L.C.

K. Hovnanian at Middletown II, L.L.C.

K. Hovnanian at Middletown III, LLC

K. Hovnanian at Middletown, LLC

K. Hovnanian at Millville I, L.L.C.

K. Hovnanian at Millville II, L.L.C.

K. Hovnanian at Monroe IV, L.L.C.

K. Hovnanian at Monroe NJ II, LLC

K. Hovnanian at Monroe NJ III, LLC

K. Hovnanian at Monroe NJ, L.L.C.

K. Hovnanian at Montana Vista, LLC

K. Hovnanian at Montgomery, LLC

K. Hovnanian at Montvale II, LLC

K. Hovnanian at Montvale, L.L.C.

K. Hovnanian at Morris Twp, LLC

K. Hovnanian at Muirfield, LLC

K. Hovnanian at North Bergen. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. Hovnanian at North Caldwell II, L.L.C.

K. Hovnanian at North Caldwell III, L.L.C.

K. Hovnanian at North Caldwell IV, L.L.C.

K. Hovnanian at North Wildwood, L.L.C.

K. Hovnanian at Northampton, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. Hovnanian at Northfield, L.L.C.

K. Hovnanian at Northridge Estates, LLC

K. Hovnanian at Norton Lake LLC

K. Hovnanian at Nottingham Meadows, LLC

K. Hovnanian at Oak Pointe, LLC

K. Hovnanian at Ocean Township, Inc

Schedule A-4

K. Hovnanian at Ocean View Beach Club, LLC

K. Hovnanian at Oceanport, L.L.C.

K. Hovnanian at Old Bridge, L.L.C.

K. Hovnanian at Palm Valley, L.L.C.

K. Hovnanian at Park Paseo, LLC

K. Hovnanian at Parkside, LLC

K. Hovnanian at Parsippany, L.L.C.

K. Hovnanian at Pavilion Park, LLC

K. Hovnanian at Piazza D'Oro, L.L.C.

K. Hovnanian at Piazza Serena, L.L.C

K. Hovnanian at Pickett Reserve, LLC

K. Hovnanian at Pittsgrove, L.L.C.

K. Hovnanian at Plantation Lakes, L.L.C.

K. Hovnanian at Pointe 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. Hovnanian at Positano, LLC

K. Hovnanian at Prado, L.L.C.

K. Hovnanian at Prairie Pointe, LLC

K. Hovnanian at Quail Creek, L.L.C.

K. Hovnanian at Rancho Cabrillo, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. Hovnanian at Redtail, LLC

K. Hovnanian at Reserves at Wheatlands, LLC

K. Hovnanian at Residence at Discovery Square, LLC

K. Hovnanian at Ridgemont, L.L.C.

K. Hovnanian at Rock Ledge, LLC

K. Hovnanian at Roderuck, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. Hovnanian at Sage, L.L.C.

K. Hovnanian at Sagebrook, LLC

K. Hovnanian at Santa Nella, LLC

K. Hovnanian at Sawmill, Inc.

K. Hovnanian at Seasons Landing, LLC

K. Hovnanian at Sheldon Grove, LLC

K. Hovnanian at Shrewsbury, LLC

K. Hovnanian at Sienna Hills, LLC

K. Hovnanian at Signal Hill, LLC

K. Hovnanian at Silver Spring, L.L.C.

K. Hovnanian at Silverstone, LLC

K. Hovnanian at Skye Isle, LLC

K. Hovnanian at Skye on McDowell, LLC

K. Hovnanian at Smithville, Inc.

K. Hovnanian at Somerset, LLC

K. Hovnanian at South Brunswick II, LLC

K. Hovnanian at South Brunswick III, LLC

Schedule A-5

K. Hovnanian at South Brunswick, L.L.C.

K. Hovnanian at Spring Isle, LLC

K. Hovnanian at Stanton, LLC

K. Hovnanian at Station Square, L.L.C.

K. Hovnanian at Summerlake, LLC

K. Hovnanian at Sunridge Park, LLC

K. Hovnanian at Sunrise Trail II, LLC

K. Hovnanian at Sunrise Trail III, LLC

K. Hovnanian at Terra Bella Two, LLC

K. Hovnanian at The Commons at Richmond Hill, LLC

K. Hovnanian at The Crosby, LLC

K. Hovnanian at The Monarch, L.L.C.

K. Hovnanian at The Promenade at Beaver Creek, LLC

K. Hovnanian at Thompson Ranch, LLC

K. Hovnanian at Trafford Place, LLC

K. Hovnanian at Trail Ridge, LLC

K. Hovnanian at Tramore LLC

K. Hovnanian at Upper Providence, LLC

K. Hovnanian at Upper Uwchlan II, L.L.C.

K. Hovnanian at Upper Uwchlan, L.L.C.

K. Hovnanian at Valle Del Sol, LLC

K. Hovnanian at Ventana Lakes, LLC

K. Hovnanian at Verona Estates, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. Hovnanian at Verrado Cascina, LLC

K. Hovnanian at Verrado Marketside, LLC

K. Hovnanian at Victorville, L.L.C.

K. Hovnanian at Vineyard Heights, LLC

K. Hovnanian at Vista Del Sol, L.L.C.

K. Hovnanian at Waldwick, LLC

K. Hovnanian at Walkers Grove, LLC

K. Hovnanian at Wall Donato, LLC

K. Hovnanian at Warren Township II, LLC

K. Hovnanian at Warren Township, L.L.C.

K. Hovnanian at Waterstone, LLC

K. Hovnanian at Wayne IX, L.L.C.

K. Hovnanian at West View Estates, L.L.C.

K. Hovnanian at Westbrook, LLC

K. Hovnanian at Westshore, LLC

K. Hovnanian at Wheeler Ranch, LLC

K. Hovnanian at Wheeler Woods, LLC

K. Hovnanian at Whitemarsh, LLC

K. Hovnanian at Wildwood Bayside, L.L.C.

K. Hovnanian at Woodcreek West, LLC

K. Hovnanian at Woolwich I, L.L.C.

K. Hovnanian Belden Pointe, LLC

Schedule A-6

K. Hovnanian Belmont Reserve, LLC

K. Hovnanian Cambridge Homes, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. Hovnanian Classics, L.L.C.

K. Hovnanian Communities, Inc.

K. Hovnanian Companies of California, Inc.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. Hovnanian Companies of Pennsylvania, Inc.

K. Hovnanian Companies of Southern California, Inc.

K. Hovnanian Companies, LLC

K. Hovnanian Construction II, Inc

K. Hovnanian Construction III, Inc

K. Hovnanian Construction Management, Inc.

K. Hovnanian Contractors of Ohio, LLC

K. Hovnanian Cornerstone Farms, LLC

K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.

K. Hovnanian Cypress Key, LLC

K. HOVNANIAN Developments OF ARIZONA, INC.

K. Hovnanian Developments of California, Inc.

K. HOVNANIAN Developments OF D.C., INC.

K. HOVNANIAN Developments OF DELAWARE, INC.

K. Hovnanian Developments of Georgia, Inc.

K. Hovnanian Developments of Illinois, Inc.

K. Hovnanian Developments of Kentucky, Inc.

K. HOVNANIAN Developments OF MARYLAND, INC.

K. Hovnanian Developments of Minnesota, Inc.

K. Hovnanian Developments of New Jersey II, Inc.

K. Hovnanian Developments of New Jersey, Inc.

K. HOVNANIAN Developments OF NEW YORK, INC.

K. Hovnanian Developments of North Carolina, Inc.

K. Hovnanian Developments of Ohio, Inc.

K. Hovnanian Developments of Pennsylvania, Inc.

K. Hovnanian Developments of South Carolina, Inc.

K. Hovnanian Developments of Texas, Inc.

K. Hovnanian Developments of Virginia, Inc.

K. Hovnanian Developments of West Virginia, Inc.

K. Hovnanian DFW Auburn Farms, LLC

K. Hovnanian DFW Belmont, LLC

K. Hovnanian DFW Creekside Estates II, LLC

K. Hovnanian DFW Creekside Estates, LLC

K. Hovnanian DFW Encore of Las Colinas II, LLC

K. Hovnanian DFW Encore of Las Colinas, LLC

K. Hovnanian DFW Harmon Farms, LLC

K. Hovnanian DFW Heritage Crossing, LLC

K. Hovnanian DFW Homestead, LLC

Schedule A-7

K. Hovnanian DFW Inspiration, LLC

K. Hovnanian DFW Lexington, LLC

K. Hovnanian DFW Liberty Crossing II, LLC

K. Hovnanian DFW Liberty Crossing, LLC

K. Hovnanian DFW Light Farms II, LLC

K. Hovnanian DFW Light Farms, LLC

K. Hovnanian DFW Midtown Park, LLC

K. Hovnanian DFW Palisades, LLC

K. Hovnanian DFW Parkside, LLC

K. Hovnanian DFW Ridgeview, LLC

K. Hovnanian DFW Seventeen Lakes, LLC

K. Hovnanian DFW Trailwood, LLC

K. Hovnanian DFW Villas at Mustang Park, LLC

K. Hovnanian DFW Wellington, LLC

K. Hovnanian DFW Wildridge, LLC

K. Hovnanian Eastern Pennsylvania, L.L.C.

K. Hovnanian Edgebrook, LLC

K. Hovnanian Enterprises, Inc.

K. Hovnanian Estates at Fox Chase, LLC

K. Hovnanian Estates at Regency, L.L.C.

K. Hovnanian Estates at Wekiva, LLC

K. Hovnanian Falls Pointe, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. Hovnanian Florida Realty, L.L.C.

K. Hovnanian Forest Valley, LLC

K. Hovnanian Grand Cypress, LLC

K. Hovnanian Grandefield, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. Hovnanian Hamptons at Oak Creek II, L.L.C.

K. Hovnanian Hidden Hollow, LLC

K. Hovnanian Highland Ridge, LLC

K. Hovnanian Holdings NJ, L.L.C.

K. Hovnanian Homes - DFW, L.L.C.

K. Hovnanian Homes at Brook Manor, LLC

K. Hovnanian Homes at Burke Junction, LLC

K. Hovnanian Homes at Camp Springs, L.L.C.

K. Hovnanian Homes at Creekside, LLC

K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.

K. Hovnanian Homes at Greenway Farm, L.L.C.

K. Hovnanian Homes at Jones Station 1, L.L.C.

K. Hovnanian Homes at Leigh Mill, LLC

K. Hovnanian Homes at Pender Oaks, LLC

K. Hovnanian Homes at Reedy Creek, LLC

K. Hovnanian Homes at Russett, L.L.C.

K. Hovnanian Homes at Salt Creek Landing, LLC

Schedule A-8

K. Hovnanian Homes at Shell Hall, LLC

K. Hovnanian Homes at Shenandoah Springs, LLC

K. Hovnanian Homes at St. James Place, LLC

K. Hovnanian Homes at The Abby, LLC

K. Hovnanian Homes at the Highlands, LLC

K. Hovnanian Homes at The Paddocks, LLC

K. Hovnanian Homes at Thompson's Grant, LLC

K. Hovnanian Homes at Willowsford Grant, LLC

K. Hovnanian Homes at Willowsford Greens, LLC

K. Hovnanian Homes Northern California, Inc.

K. Hovnanian Homes of D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. Hovnanian Homes of Georgia, L.L.C.

K. Hovnanian Homes of Houston, L.L.C.

K. Hovnanian Homes of Longacre Village, L.L.C.

K. Hovnanian Homes of Maryland, L.L.C.

K. Hovnanian Homes of Minnesota at Arbor Creek, LLC

K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC

K. Hovnanian Homes of Minnesota at Brynwood, LLC

K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC

K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC

K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC

K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC

K. Hovnanian Homes of Minnesota at Regent's Point, LLC

K. Hovnanian Homes of Minnesota, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. Hovnanian Homes of South Carolina, LLC

K. Hovnanian Homes of Virginia, Inc.

K. Hovnanian Homes of West Virginia, L.L.C.

K. Hovnanian Houston Bayou Oaks at West Orem, LLC

K. Hovnanian Houston Cambridge Heights, LLC

K. Hovnanian Houston City Heights, LLC

K. Hovnanian Houston Creek Bend, LLC

K. Hovnanian Houston Dry Creek Village, LLC

K. Hovnanian Houston Katy Pointe, LLC

K. Hovnanian Houston Sunset Ranch, LLC

K. Hovnanian Houston Thunder Bay Subdivision, LLC

K. Hovnanian Houston Tranquility Lake Estates, LLC

K. Hovnanian Houston Woodshore, LLC

K. Hovnanian Indian Trails, LLC

K. Hovnanian LaDue Reserve, LLC

K. Hovnanian Lakes of Green, LLC

K. Hovnanian Landings 40s, LLC

K. Hovnanian Legacy at Via Bella, LLC

K. Hovnanian Liberty on Bluff Creek, LLC

Schedule A-9

K. Hovnanian Manalapan Acquisition, LLC

K. Hovnanian Monarch Grove, LLC

K. Hovnanian North Central Acquisitions, L.L.C.

K. Hovnanian North Jersey Acquisitions, L.L.C.

K. Hovnanian Northeast Services, L.L.C.

K. Hovnanian Northpointe 40s, LLC

K. Hovnanian Norton Place, LLC

K. Hovnanian of Houston II, L.L.C.

K. Hovnanian of Ohio, LLC

K. Hovnanian Ohio Realty, L.L.C.

K. Hovnanian PA Real Estate, Inc.

K. Hovnanian Pennsylvania Acquisitions, L.L.C.

K. Hovnanian Port Imperial Urban Renewal, Inc.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. Hovnanian Properties of Red Bank, Inc.

K. Hovnanian Reynolds Ranch, LLC

K. Hovnanian Rivendale, LLC

K. Hovnanian Riverside, LLC

K. Hovnanian Schady Reserve, LLC

K. Hovnanian Sherwood at Regency, LLC

K. Hovnanian Shore Acquisitions, L.L.C.

K. Hovnanian South Fork, LLC

K. Hovnanian South Jersey Acquisitions, L.L.C.

K. Hovnanian Southern New Jersey, L.L.C.

K. Hovnanian Sterling Ranch, LLC

K. Hovnanian Summit Holdings, L.L.C.

K. Hovnanian Summit Homes of Kentucky, L.L.C.

K. Hovnanian Summit Homes of Pennsylvania, L.L.C.

K. Hovnanian Summit Homes of West Virginia, L.L.C.

K. Hovnanian Summit Homes, L.L.C.

K. Hovnanian T&C Homes at Florida, L.L.C.

K. Hovnanian T&C Homes at Illinois, L.L.C.

K. Hovnanian Timbres at Elm Creek, LLC

K. Hovnanian Union Park, LLC

K. Hovnanian Venture I, L.L.C.

K. Hovnanian Village Glen, LLC

K. Hovnanian Waterbury, LLC

K. Hovnanian White Road, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. Hovnanian Woodland Pointe, LLC

K. Hovnanian Woodridge Place, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. Hovnanian's Four Seasons at Baymont Farms L.L.C.

K. Hovnanian's Four Seasons at Beaumont, LLC

K. Hovnanian's Four Seasons at Briargate, LLC

K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

Schedule A-10

K. Hovnanian's Four Seasons at Hemet, LLC

K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.

K. Hovnanian's Four Seasons at Kent Island, L.L.C.

K. Hovnanian's Four Seasons at Los Banos, LLC

K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.

K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.

K. Hovnanian's Four Seasons at Palm Springs, LLC

K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. Hovnanian's Four Seasons at Rush Creek II, LLC

K. Hovnanian's Four Seasons at Rush Creek, L.L.C.

K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.

K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.

K. Hovnanian's Four Seasons at The Manor II, LLC

K. Hovnanian's Four Seasons at The Manor, LLC

K. Hovnanian's Parkside at Towngate, L.L.C.

K. Hovnanian's Veranda at RiverPark II, LLC

K. Hovnanian's Veranda at RiverPark, LLC

KHH Shell Hall Loan Acquisition, LLC

LANDARAMA, INC.

LAUREL HIGHLANDS, LLC

M & M AT MONROE WOODS, L.L.C.

M&M at Chesterfield, L.L.C.

M&M AT Crescent Court, L.L.C.

M&M at West Orange, L.L.C.

Matzel & Mumford at Egg Harbor, L.L.C.

MCNJ, Inc.

Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.

Midwest Building Products & Contractor Services of West Virginia, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

New Home Realty, LLC

New Land Title Agency, L.L.C.

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

Pine Ayr, LLC

Ridgemore Utility, L.L.C.

SEABROOK ACCUMULATION CORPORATION

Shell Hall Club Amenity Acquisition, LLC

Shell Hall Land Acquisition, LLC

STONEBROOK HOMES, INC.

Terrapin Realty, L.L.C.

The Matzel & Mumford Organization, Inc

Washington Homes, Inc.

WOODMORE RESIDENTIAL, L.L.C.

WTC VENTURES, L.L.C.

Schedule A-11

EXHIBIT A

[FORM OF] COLLATERAL AGENCY JOINDER

Reference is made to the Collateral Agency Agreement, dated as of July 27 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”), among Wilmington Trust, National Association, as collateral agent for the Secured Noteholder Parties, Wilmington Trust, National Association, as Collateral Agent, Hovnanian Enterprises, Inc., K. Hovnanian Enterprises, Inc., and each of the signatories listed on Schedule A thereto. Terms defined in the Collateral Agency Agreement and not otherwise defined herein are as defined in the Collateral Agency Agreement.

This Collateral Agency Joinder, dated as of ________, 20__ (this “Collateral Agency Joinder”), is being delivered pursuant to Section 3(a) of the Collateral Agency Agreement as a condition precedent to the incurrence of the indebtedness for which the undersigned is acting as agent being entitled to the benefits of being Secured Obligations under the Collateral Agency Agreement.

1.     Joinder. The undersigned, _________________, a ___________, (the “New Representative”) as [collateral agent, trustee, administrative agent] under that certain [describe Additional Pari Passu Debt] (the “Additional Pari Passu Debt”) hereby agrees to become party as an Additional Authorized Representative and a Secured Party under the Collateral Agency Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the Collateral Agency Agreement as fully as if the undersigned had executed and delivered the Collateral Agency Agreement as of the date thereof.

2.    Lien Sharing and Priority Confirmation. The undersigned New Representative, on behalf of itself and each holder of obligations in respect of the Additional Pari Passu Debt (together with the Additional Authorized Representative, the “New Secured Parties”), hereby agrees, for the enforceable benefit of all existing and future Additional Authorized Representatives, each existing and future Secured Party, and as a condition to being treated as Secured Obligations under the Collateral Agency Agreement that:

(a)     all Secured Obligations will be and are secured equally and ratably by all Liens granted to the Collateral Agent, for the benefit of the Secured Parties, which are at any time granted by any Grantor to secure any Secured Obligations, and that all Liens granted pursuant to the Junior Collateral Documents will be enforceable by the Collateral Agent for the benefit of all holders of Secured Obligations equally and ratably as contemplated by the Collateral Agency Agreement;

(b)     the New Representative and each other New Secured Party is bound by the terms, conditions and provisions of the Collateral Agency Agreement, the Intercreditor Agreement and the Junior Collateral Documents, including, without limitation, the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens; and

Exhibit A-1

(c)     the New Representative shall perform its obligations under the Collateral Agency Agreement, the Intercreditor Agreement and the Junior Collateral Documents.

3.     Appointment of Collateral Agent. The New Representative, on behalf of itself and the New Secured Parties, hereby (a)  appoints [Wilmington Trust, National Association]1 to act as joint collateral agent for the benefit of the Secured Parties under the Junior Collateral Documents and shall be the Junior Joint Collateral Agent under the Intercreditor Agreement, (b) irrevocably authorizes the Collateral Agent to take such actions on its behalf, to perform its obligations and to exercise such powers as are delegated to the Collateral Agent in and under the Collateral Agency Agreement, the Intercreditor Agreement and the Junior Collateral Documents, together with such actions and powers as are reasonably incidental thereto, and authorizes the Collateral Agent to execute any Junior Collateral Documents on behalf of all Secured Parties and to take such other actions to maintain and preserve the security interests granted pursuant to any Junior Collateral Documents, and (c) acknowledges that it has received and reviewed the Collateral Agency Agreement, the Intercreditor Agreement and the Junior Collateral Documents and agrees to be bound by the terms thereof. The New Representative, on behalf of the New Secured Parties, and the Collateral Agent, on behalf of the existing Secured Parties, each hereby acknowledges and agrees that the Collateral Agent in its capacity as such shall be agent on behalf of the New Representative and on behalf of all other Secured Parties.

4.     Authority as Agent. The New Representative represents, warrants and acknowledges that it has the authority to bind each of the New Secured Parties to the Collateral Agency Agreement and the Intercreditor Agreement and such New Secured Parties are hereby bound by the terms, conditions and provisions of the Collateral Agency Agreement and the Intercreditor Agreement, including, without limitation, the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens.

5.   Additional Authorized Representative. The Additional Authorized Representative in respect of the Additional Pari Passu Debt is [insert name of New Representative]. The address of the Additional Authorized Representative in respect of the Additional Pari Passu Debt for purposes of all notices and other communications hereunder and under the Collateral Agency Agreement and the Intercreditor Agreement is __________, __________, Attention of __________ (Facsimile No. __________, electronic mail address: ____________).

6.   Officer’s Certificate. The Company certifies that it has previously delivered the Officers’ Certificate contemplated by Section 3(b)(i) of the Collateral Agency Agreement and all other information, evidence and documentation required by Section 3(b) of the Collateral Agency Agreement, in each case in accordance with the terms of the Collateral Agency Agreement.

7.    Counterparts. This Collateral Agency Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Collateral Agency Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Collateral Agency Joinder by facsimile or electronic transmission, including by PDF, shall be as effective as delivery of a manually signed counterpart of this Collateral Agency Joinder. Signatures of the parties hereto transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

1           If a successor Collateral Agent has been appointed, replace with name such successor Collateral Agent and update signature blocks accordingly.

Exhibit A-2

8.   Governing Law. THIS COLLATERAL AGENCY HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT NEW YORK, NEW YORK AND SHALL BE GOVERNED BY AND INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES BOUND HEREBY DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

Exhibit A-3

IN WITNESS WHEREOF, the New Representative has caused this Collateral Agency Joinder to be duly executed and delivered as of the day and year first above written.

[NEW REPRESENTATIVE]

By:     _____________________________

Name:

Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as Collateral Agent

By:     _____________________________

Name:

Title:

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

K. HOV IP, II, INC.

By:
Name:
Title:

On behalf of each other entity named in Schedule A hereto

By:
Name:
Title:

SCHEDULE A

Arbor Trails, LLC

Builder Services NJ, L.L.C.

Builder Services PA, L.L.C.

Eastern National Title Agency, LLC

Eastern Title Agency of Illinois, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

Founders Title Agency of Maryland, L.L.C.

FOUNDERS TITLE AGENCY, INC.

Glenrise Grove, L.L.C.

Governor's Abstract Co., Inc.

Homebuyers Financial Services, L.L.C.

HOVNANIAN Developments OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

Hovnanian Land Investment Group of Maryland, L.L.C.

Hovnanian Land Investment Group, L.L.C.

K Hovnanian Homes at Maxwell Place, L.L.C.

K. HOV IP, II, Inc.

K. Hovnanian Aberdeen, LLC

K. Hovnanian Acquisitions, Inc.

K. Hovnanian at 240 Missouri, LLC

K. Hovnanian at 4S, LLC

K. Hovnanian at Aire on McDowell, LLC

K. Hovnanian at Aliso, LLC

K. Hovnanian at Allentown, L.L.C.

K. Hovnanian at Andalusia, LLC

K. Hovnanian at Asbury Park Urban Renewal, LLC

K. Hovnanian at Ashby Place, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. Hovnanian at Bakersfield 463, L.L.C.

K. Hovnanian at Barnegat I, L.L.C.

K. Hovnanian at Barnegat II, L.L.C.

K. Hovnanian at Beacon Park Area 129 II, LLC

K. Hovnanian at Beacon Park Area 129, LLC

K. Hovnanian at Beacon Park Area 137, LLC

K. Hovnanian at Bella Lago, LLC

K. Hovnanian at Blackstone, LLC

K. Hovnanian at Boca Dunes, LLC

K. Hovnanian at Branchburg II, LLC

K. Hovnanian at Branchburg, L.L.C.

K. Hovnanian at Branchburg-Vollers, LLC

K. Hovnanian at Brenford Station, LLC

K. Hovnanian at Bridgeport, Inc.

Schedule A-1

K. Hovnanian at Bridgewater I, L.L.C.

K. Hovnanian at Bridgewater II, LLC

K. Hovnanian at Burch Kove, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. Hovnanian at Carlsbad, LLC

K. Hovnanian at Catania, LLC

K. Hovnanian at Caton's Reserve, LLC

K. Hovnanian at Cedar Grove III, L.L.C.

K. Hovnanian at Cedar Grove Urban Renewal, LLC

K. Hovnanian at Cedar Lane, LLC

K. Hovnanian at Charter Way, LLC

K. Hovnanian at Chesterfield, L.L.C.

K. Hovnanian at Christina Court, LLC

K. Hovnanian at Cielo, L.L.C.

K. Hovnanian at Coastline, L.L.C.

K. Hovnanian at Coosaw Point, LLC

K. Hovnanian at Coral Lago, LLC

K. Hovnanian at Cortez Hill, LLC

K. Hovnanian at Denville, L.L.C.

K. Hovnanian at Deptford Township, L.L.C.

K. Hovnanian at Doylestown, LLC

K. Hovnanian at Dunellen Urban Renewal, LLC

K. Hovnanian at East Brandywine, L.L.C.

K. Hovnanian at East Brunswick III, LLC

K. Hovnanian at East Brunswick, LLC

K. Hovnanian at East Windsor, LLC

K. Hovnanian at Eden Terrace, L.L.C.

K. Hovnanian at Edgewater II, L.L.C.

K. Hovnanian at Edgewater, L.L.C.

K. Hovnanian at Egg Harbor Township II, L.L.C.

K. Hovnanian at Egg Harbor Township, L.L.C.

K. Hovnanian at El Dorado Ranch II, L.L.C.

K. Hovnanian at El Dorado Ranch, L.L.C.

K. Hovnanian at Estates at Wheatlands, LLC

K. Hovnanian at Evergreen, L.L.C.

K. Hovnanian at Fairfield Ridge, LLC

K. Hovnanian at Fiddyment Ranch, LLC

K. Hovnanian at Fifth Avenue, L.L.C.

K. Hovnanian at Florence I, L.L.C.

K. Hovnanian at Florence II, L.L.C.

K. Hovnanian at Forest Meadows, L.L.C.

K. Hovnanian at Fox Path at Hampton Lake, LLC

K. Hovnanian at Franklin II, L.L.C.

K. Hovnanian at Franklin, L.L.C.

Schedule A-2

K. Hovnanian at Freehold Township III, LLC

K. Hovnanian at Fresno, LLC

K. Hovnanian at Gallery, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. Hovnanian at Geneva Meadows, LLC

K. Hovnanian at Gilroy 60, LLC

K. Hovnanian at Gilroy, LLC

K. Hovnanian at Great Notch, L.L.C.

K. Hovnanian at Hackettstown II, L.L.C.

K. Hovnanian at Hampton Cove, LLC

K. Hovnanian at Hampton Lake, LLC

K. Hovnanian at Hanover Estates, LLC

K. Hovnanian at Hershey's Mill, Inc.

K. Hovnanian at Hidden Brook, LLC

K. Hovnanian at Hillsborough, LLC

K. Hovnanian at Hilltop Reserve II, LLC

K. Hovnanian at Hilltop Reserve, LLC

K. Hovnanian at Howell Fort Plains, LLC

K. Hovnanian at Howell II, LLC

K. Hovnanian at Howell, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. Hovnanian at Huntfield, LLC

K. Hovnanian at Indian Wells, LLC

K. Hovnanian at Island Lake, LLC

K. Hovnanian at Jackson I, L.L.C.

K. Hovnanian at Jackson, L.L.C.

K. Hovnanian at Jaeger Ranch, LLC

K. Hovnanian at Jersey City IV, L.L.C.

K. Hovnanian at Keyport, L.L.C.

K. Hovnanian at La Costa Greens, L.L.C.

K. Hovnanian at La Laguna, L.L.C.

K. Hovnanian at Lake Burden, LLC

K. Hovnanian at Lake LeClare, LLC

K. Hovnanian at Lake Rancho Viejo, LLC

K. Hovnanian at Lake Ridge Estates, LLC

K. Hovnanian at Lake Terrapin, L.L.C.

K. Hovnanian at Lee Square, L.L.C.

K. Hovnanian at Lenah Woods, LLC

K. Hovnanian at Lily Orchard, LLC

K. Hovnanian at Link Farm, LLC

K. Hovnanian at Little Egg Harbor Township II, L.L.C.

K. Hovnanian at Little Egg Harbor, L.L.C

K. Hovnanian at Lower Macungie Township I, L.L.C.

K. Hovnanian at Lower Macungie Township II, L.L.C.

K. Hovnanian at Lower Makefield Township I, L.L.C.

Schedule A-3

K. Hovnanian at Lower Moreland II, L.L.C.

K. Hovnanian at Magnolia Place, LLC

K. Hovnanian at Mahwah VI, Inc.

K. Hovnanian at Main Street Square, LLC

K. Hovnanian at Malan Park, L.L.C.

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. Hovnanian at Manalapan III, L.L.C.

K. Hovnanian at Manalapan V, LLC

K. Hovnanian at Manalapan VI, LLC

K. Hovnanian at Mansfield II, L.L.C.

K. Hovnanian at Manteca, LLC

K. Hovnanian at Maple Avenue, L.L.C.

K. Hovnanian at Marlboro IX, LLC

K. Hovnanian at Marlboro Township IX, L.L.C.

K. Hovnanian at Marlboro Township V, L.L.C.

K. Hovnanian at Marlboro VI, L.L.C.

K. Hovnanian at Marple, LLC

K. Hovnanian at Meadowridge Villas, LLC

K. Hovnanian at Melanie Meadows, LLC

K. Hovnanian at Mendham Township, L.L.C.

K. Hovnanian at Middle Township II, L.L.C.

K. Hovnanian at Middle Township, L.L.C.

K. Hovnanian at Middletown II, L.L.C.

K. Hovnanian at Middletown III, LLC

K. Hovnanian at Middletown, LLC

K. Hovnanian at Millville I, L.L.C.

K. Hovnanian at Millville II, L.L.C.

K. Hovnanian at Monroe IV, L.L.C.

K. Hovnanian at Monroe NJ II, LLC

K. Hovnanian at Monroe NJ III, LLC

K. Hovnanian at Monroe NJ, L.L.C.

K. Hovnanian at Montana Vista, LLC

K. Hovnanian at Montgomery, LLC

K. Hovnanian at Montvale II, LLC

K. Hovnanian at Montvale, L.L.C.

K. Hovnanian at Morris Twp, LLC

K. Hovnanian at Muirfield, LLC

K. Hovnanian at North Bergen. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. Hovnanian at North Caldwell II, L.L.C.

K. Hovnanian at North Caldwell III, L.L.C.

K. Hovnanian at North Caldwell IV, L.L.C.

K. Hovnanian at North Wildwood, L.L.C.

K. Hovnanian at Northampton, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

Schedule A-4

K. Hovnanian at Northfield, L.L.C.

K. Hovnanian at Northridge Estates, LLC

K. Hovnanian at Norton Lake LLC

K. Hovnanian at Nottingham Meadows, LLC

K. Hovnanian at Oak Pointe, LLC

K. Hovnanian at Ocean Township, Inc

K. Hovnanian at Ocean View Beach Club, LLC

K. Hovnanian at Oceanport, L.L.C.

K. Hovnanian at Old Bridge, L.L.C.

K. Hovnanian at Palm Valley, L.L.C.

K. Hovnanian at Park Paseo, LLC

K. Hovnanian at Parkside, LLC

K. Hovnanian at Parsippany, L.L.C.

K. Hovnanian at Pavilion Park, LLC

K. Hovnanian at Piazza D'Oro, L.L.C.

K. Hovnanian at Piazza Serena, L.L.C

K. Hovnanian at Pickett Reserve, LLC

K. Hovnanian at Pittsgrove, L.L.C.

K. Hovnanian at Plantation Lakes, L.L.C.

K. Hovnanian at Pointe 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. Hovnanian at Positano, LLC

K. Hovnanian at Prado, L.L.C.

K. Hovnanian at Prairie Pointe, LLC

K. Hovnanian at Quail Creek, L.L.C.

K. Hovnanian at Rancho Cabrillo, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. Hovnanian at Redtail, LLC

K. Hovnanian at Reserves at Wheatlands, LLC

K. Hovnanian at Residence at Discovery Square, LLC

K. Hovnanian at Ridgemont, L.L.C.

K. Hovnanian at Rock Ledge, LLC

K. Hovnanian at Roderuck, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. Hovnanian at Sage, L.L.C.

K. Hovnanian at Sagebrook, LLC

K. Hovnanian at Santa Nella, LLC

K. Hovnanian at Sawmill, Inc.

K. Hovnanian at Seasons Landing, LLC

K. Hovnanian at Sheldon Grove, LLC

K. Hovnanian at Shrewsbury, LLC

K. Hovnanian at Sienna Hills, LLC

K. Hovnanian at Signal Hill, LLC

K. Hovnanian at Silver Spring, L.L.C.

Schedule A-5

K. Hovnanian at Silverstone, LLC

K. Hovnanian at Skye Isle, LLC

K. Hovnanian at Skye on McDowell, LLC

K. Hovnanian at Smithville, Inc.

K. Hovnanian at Somerset, LLC

K. Hovnanian at South Brunswick II, LLC

K. Hovnanian at South Brunswick III, LLC

K. Hovnanian at South Brunswick, L.L.C.

K. Hovnanian at Spring Isle, LLC

K. Hovnanian at Stanton, LLC

K. Hovnanian at Station Square, L.L.C.

K. Hovnanian at Summerlake, LLC

K. Hovnanian at Sunridge Park, LLC

K. Hovnanian at Sunrise Trail II, LLC

K. Hovnanian at Sunrise Trail III, LLC

K. Hovnanian at Terra Bella Two, LLC

K. Hovnanian at The Commons at Richmond Hill, LLC

K. Hovnanian at The Crosby, LLC

K. Hovnanian at The Monarch, L.L.C.

K. Hovnanian at The Promenade at Beaver Creek, LLC

K. Hovnanian at Thompson Ranch, LLC

K. Hovnanian at Trafford Place, LLC

K. Hovnanian at Trail Ridge, LLC

K. Hovnanian at Tramore LLC

K. Hovnanian at Upper Providence, LLC

K. Hovnanian at Upper Uwchlan II, L.L.C.

K. Hovnanian at Upper Uwchlan, L.L.C.

K. Hovnanian at Valle Del Sol, LLC

K. Hovnanian at Ventana Lakes, LLC

K. Hovnanian at Verona Estates, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. Hovnanian at Verrado Cascina, LLC

K. Hovnanian at Verrado Marketside, LLC

K. Hovnanian at Victorville, L.L.C.

K. Hovnanian at Vineyard Heights, LLC

K. Hovnanian at Vista Del Sol, L.L.C.

K. Hovnanian at Waldwick, LLC

K. Hovnanian at Walkers Grove, LLC

K. Hovnanian at Wall Donato, LLC

K. Hovnanian at Warren Township II, LLC

K. Hovnanian at Warren Township, L.L.C.

K. Hovnanian at Waterstone, LLC

K. Hovnanian at Wayne IX, L.L.C.

K. Hovnanian at West View Estates, L.L.C.

K. Hovnanian at Westbrook, LLC

Schedule A-6

K. Hovnanian at Westshore, LLC

K. Hovnanian at Wheeler Ranch, LLC

K. Hovnanian at Wheeler Woods, LLC

K. Hovnanian at Whitemarsh, LLC

K. Hovnanian at Wildwood Bayside, L.L.C.

K. Hovnanian at Woodcreek West, LLC

K. Hovnanian at Woolwich I, L.L.C.

K. Hovnanian Belden Pointe, LLC

K. Hovnanian Belmont Reserve, LLC

K. Hovnanian Cambridge Homes, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. Hovnanian Classics, L.L.C.

K. Hovnanian Communities, Inc.

K. Hovnanian Companies of California, Inc.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. Hovnanian Companies of Pennsylvania, Inc.

K. Hovnanian Companies of Southern California, Inc.

K. Hovnanian Companies, LLC

K. Hovnanian Construction II, Inc

K. Hovnanian Construction III, Inc

K. Hovnanian Construction Management, Inc.

K. Hovnanian Contractors of Ohio, LLC

K. Hovnanian Cornerstone Farms, LLC

K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.

K. Hovnanian Cypress Key, LLC

K. HOVNANIAN Developments OF ARIZONA, INC.

K. Hovnanian Developments of California, Inc.

K. HOVNANIAN Developments OF D.C., INC.

K. HOVNANIAN Developments OF DELAWARE, INC.

K. Hovnanian Developments of Georgia, Inc.

K. Hovnanian Developments of Illinois, Inc.

K. Hovnanian Developments of Kentucky, Inc.

K. HOVNANIAN Developments OF MARYLAND, INC.

K. Hovnanian Developments of Minnesota, Inc.

K. Hovnanian Developments of New Jersey II, Inc.

K. Hovnanian Developments of New Jersey, Inc.

K. HOVNANIAN Developments OF NEW YORK, INC.

K. Hovnanian Developments of North Carolina, Inc.

K. Hovnanian Developments of Ohio, Inc.

K. Hovnanian Developments of Pennsylvania, Inc.

K. Hovnanian Developments of South Carolina, Inc.

K. Hovnanian Developments of Texas, Inc.

K. Hovnanian Developments of Virginia, Inc.

K. Hovnanian Developments of West Virginia, Inc.

Schedule A-7

K. Hovnanian DFW Auburn Farms, LLC

K. Hovnanian DFW Belmont, LLC

K. Hovnanian DFW Creekside Estates II, LLC

K. Hovnanian DFW Creekside Estates, LLC

K. Hovnanian DFW Encore of Las Colinas II, LLC

K. Hovnanian DFW Encore of Las Colinas, LLC

K. Hovnanian DFW Harmon Farms, LLC

K. Hovnanian DFW Heritage Crossing, LLC

K. Hovnanian DFW Homestead, LLC

K. Hovnanian DFW Inspiration, LLC

K. Hovnanian DFW Lexington, LLC

K. Hovnanian DFW Liberty Crossing II, LLC

K. Hovnanian DFW Liberty Crossing, LLC

K. Hovnanian DFW Light Farms II, LLC

K. Hovnanian DFW Light Farms, LLC

K. Hovnanian DFW Midtown Park, LLC

K. Hovnanian DFW Palisades, LLC

K. Hovnanian DFW Parkside, LLC

K. Hovnanian DFW Ridgeview, LLC

K. Hovnanian DFW Seventeen Lakes, LLC

K. Hovnanian DFW Trailwood, LLC

K. Hovnanian DFW Villas at Mustang Park, LLC

K. Hovnanian DFW Wellington, LLC

K. Hovnanian DFW Wildridge, LLC

K. Hovnanian Eastern Pennsylvania, L.L.C.

K. Hovnanian Edgebrook, LLC

K. Hovnanian Enterprises, Inc.

K. Hovnanian Estates at Fox Chase, LLC

K. Hovnanian Estates at Regency, L.L.C.

K. Hovnanian Estates at Wekiva, LLC

K. Hovnanian Falls Pointe, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. Hovnanian Florida Realty, L.L.C.

K. Hovnanian Forest Valley, LLC

K. Hovnanian Grand Cypress, LLC

K. Hovnanian Grandefield, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. Hovnanian Hamptons at Oak Creek II, L.L.C.

K. Hovnanian Hidden Hollow, LLC

K. Hovnanian Highland Ridge, LLC

K. Hovnanian Holdings NJ, L.L.C.

K. Hovnanian Homes - DFW, L.L.C.

K. Hovnanian Homes at Brook Manor, LLC

K. Hovnanian Homes at Burke Junction, LLC

Schedule A-8

K. Hovnanian Homes at Camp Springs, L.L.C.

K. Hovnanian Homes at Creekside, LLC

K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.

K. Hovnanian Homes at Greenway Farm, L.L.C.

K. Hovnanian Homes at Jones Station 1, L.L.C.

K. Hovnanian Homes at Leigh Mill, LLC

K. Hovnanian Homes at Pender Oaks, LLC

K. Hovnanian Homes at Reedy Creek, LLC

K. Hovnanian Homes at Russett, L.L.C.

K. Hovnanian Homes at Salt Creek Landing, LLC

K. Hovnanian Homes at Shell Hall, LLC

K. Hovnanian Homes at Shenandoah Springs, LLC

K. Hovnanian Homes at St. James Place, LLC

K. Hovnanian Homes at The Abby, LLC

K. Hovnanian Homes at the Highlands, LLC

K. Hovnanian Homes at The Paddocks, LLC

K. Hovnanian Homes at Thompson's Grant, LLC

K. Hovnanian Homes at Willowsford Grant, LLC

K. Hovnanian Homes at Willowsford Greens, LLC

K. Hovnanian Homes Northern California, Inc.

K. Hovnanian Homes of D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. Hovnanian Homes of Georgia, L.L.C.

K. Hovnanian Homes of Houston, L.L.C.

K. Hovnanian Homes of Longacre Village, L.L.C.

K. Hovnanian Homes of Maryland, L.L.C.

K. Hovnanian Homes of Minnesota at Arbor Creek, LLC

K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC

K. Hovnanian Homes of Minnesota at Brynwood, LLC

K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC

K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC

K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC

K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC

K. Hovnanian Homes of Minnesota at Regent's Point, LLC

K. Hovnanian Homes of Minnesota, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. Hovnanian Homes of South Carolina, LLC

K. Hovnanian Homes of Virginia, Inc.

K. Hovnanian Homes of West Virginia, L.L.C.

K. Hovnanian Houston Bayou Oaks at West Orem, LLC

K. Hovnanian Houston Cambridge Heights, LLC

K. Hovnanian Houston City Heights, LLC

K. Hovnanian Houston Creek Bend, LLC

K. Hovnanian Houston Dry Creek Village, LLC

Schedule A-9

K. Hovnanian Houston Katy Pointe, LLC

K. Hovnanian Houston Sunset Ranch, LLC

K. Hovnanian Houston Thunder Bay Subdivision, LLC

K. Hovnanian Houston Tranquility Lake Estates, LLC

K. Hovnanian Houston Woodshore, LLC

K. Hovnanian Indian Trails, LLC

K. Hovnanian LaDue Reserve, LLC

K. Hovnanian Lakes of Green, LLC

K. Hovnanian Landings 40s, LLC

K. Hovnanian Legacy at Via Bella, LLC

K. Hovnanian Liberty on Bluff Creek, LLC

K. Hovnanian Manalapan Acquisition, LLC

K. Hovnanian Monarch Grove, LLC

K. Hovnanian North Central Acquisitions, L.L.C.

K. Hovnanian North Jersey Acquisitions, L.L.C.

K. Hovnanian Northeast Services, L.L.C.

K. Hovnanian Northpointe 40s, LLC

K. Hovnanian Norton Place, LLC

K. Hovnanian of Houston II, L.L.C.

K. Hovnanian of Ohio, LLC

K. Hovnanian Ohio Realty, L.L.C.

K. Hovnanian PA Real Estate, Inc.

K. Hovnanian Pennsylvania Acquisitions, L.L.C.

K. Hovnanian Port Imperial Urban Renewal, Inc.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. Hovnanian Properties of Red Bank, Inc.

K. Hovnanian Reynolds Ranch, LLC

K. Hovnanian Rivendale, LLC

K. Hovnanian Riverside, LLC

K. Hovnanian Schady Reserve, LLC

K. Hovnanian Sherwood at Regency, LLC

K. Hovnanian Shore Acquisitions, L.L.C.

K. Hovnanian South Fork, LLC

K. Hovnanian South Jersey Acquisitions, L.L.C.

K. Hovnanian Southern New Jersey, L.L.C.

K. Hovnanian Sterling Ranch, LLC

K. Hovnanian Summit Holdings, L.L.C.

K. Hovnanian Summit Homes of Kentucky, L.L.C.

K. Hovnanian Summit Homes of Pennsylvania, L.L.C.

K. Hovnanian Summit Homes of West Virginia, L.L.C.

K. Hovnanian Summit Homes, L.L.C.

K. Hovnanian T&C Homes at Florida, L.L.C.

K. Hovnanian T&C Homes at Illinois, L.L.C.

K. Hovnanian Timbres at Elm Creek, LLC

K. Hovnanian Union Park, LLC

Schedule A-10

K. Hovnanian Venture I, L.L.C.

K. Hovnanian Village Glen, LLC

K. Hovnanian Waterbury, LLC

K. Hovnanian White Road, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. Hovnanian Woodland Pointe, LLC

K. Hovnanian Woodridge Place, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. Hovnanian's Four Seasons at Baymont Farms L.L.C.

K. Hovnanian's Four Seasons at Beaumont, LLC

K. Hovnanian's Four Seasons at Briargate, LLC

K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. Hovnanian's Four Seasons at Hemet, LLC

K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.

K. Hovnanian's Four Seasons at Kent Island, L.L.C.

K. Hovnanian's Four Seasons at Los Banos, LLC

K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.

K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.

K. Hovnanian's Four Seasons at Palm Springs, LLC

K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. Hovnanian's Four Seasons at Rush Creek II, LLC

K. Hovnanian's Four Seasons at Rush Creek, L.L.C.

K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.

K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.

K. Hovnanian's Four Seasons at The Manor II, LLC

K. Hovnanian's Four Seasons at The Manor, LLC

K. Hovnanian's Parkside at Towngate, L.L.C.

K. Hovnanian's Veranda at RiverPark II, LLC

K. Hovnanian's Veranda at RiverPark, LLC

KHH Shell Hall Loan Acquisition, LLC

LANDARAMA, INC.

LAUREL HIGHLANDS, LLC

M & M AT MONROE WOODS, L.L.C.

M&M at Chesterfield, L.L.C.

M&M AT Crescent Court, L.L.C.

M&M at West Orange, L.L.C.

Matzel & Mumford at Egg Harbor, L.L.C.

MCNJ, Inc.

Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.

Midwest Building Products & Contractor Services of West Virginia, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

New Home Realty, LLC

New Land Title Agency, L.L.C.

PADDOCKS, L.L.C.

Schedule A-11

PARK TITLE COMPANY, LLC

Pine Ayr, LLC

Ridgemore Utility, L.L.C.

SEABROOK ACCUMULATION CORPORATION

Shell Hall Club Amenity Acquisition, LLC

Shell Hall Land Acquisition, LLC

STONEBROOK HOMES, INC.

Terrapin Realty, L.L.C.

The Matzel & Mumford Organization, Inc

Washington Homes, Inc.

WOODMORE RESIDENTIAL, L.L.C.

WTC VENTURES, L.L.C.

Schedule A-12